                                                              EXHIBIT 99.1
                           NATIONAL MERCANTILE BANCORP

                            INSTRUCTIONS AS TO USE OF

                         SUBSCRIPTION RIGHT CERTIFICATES

                            ------------------------


             CONSULT THE INFORMATION AGENT, OR YOUR BANK OR BROKER, IF YOU HAVE ANY QUESTIONS AFTER READING THESE INSTRUCTIONS

                             -----------------------


          The following instructions relate to the rights offering (the "Offering") by National Mercantile Bancorp, a California corporation (the "Company"), to the holders of its Common Stock, no par value (the "Common Stock"), as described in the Company's Prospectus dated ___________, 1997 (the "Prospectus"). Holders of record (the "Record Date Holder") of Common Stock at the close of business on _________________, 1997 (the "Record Date") are receiving one (1) nontransferable subscription rights (each a "Right") for each share of Common Stock held on the Record Date. Each Right entitles the holder thereof (the "Rights Holder") to subscribe for and purchase from the Company 1.624 shares of Preferred Stock (the "Basic Subscription Privilege") at the subscription price (the "Subscription Price") of $1.10. In lieu of fractional Rights, the aggregate number of Rights issued to a Record Date Holder will be rounded up to the next whole number. An aggregate number of up to 550,000 shares of Preferred Stock (the "Underlying Preferred Shares") will be distributed in connection with the Offering. Subject to the proration and possible reduction described below, each Right also entitles any Rights
Holder exercising in full the Basic Subscription Privilege the right to subscribe for additional shares of Preferred Stock available after satisfaction of all subscriptions pursuant to the Basic Subscription Privilege (the "Oversubscription Privilege"). Subject to the allocation and possible reduction described below, shares of Preferred Stock will be available for purchase pursuant to the Oversubscription Privilege only to the extent that any Underlying Preferred Shares are not subscribed for through the Basic Subscription Privilege. If the Underlying Preferred Shares not subscribed for through the Basic Subscription Privilege or purchased pursuant to the Private Offering (as defined in the Prospectus) (the "Excess
Underlying Preferred Shares") are not sufficient to satisfy all subscriptions pursuant to the Oversubscription Privilege, the Excess Underlying Preferred Shares will be allocated pro rata (subject to the elimination of fractional shares) among those Rights Holders exercising the Oversubscription Privilege in proportion to the respective numbers of shares each such Rights Holder subscribes for pursuant to the Basic Subscription Privilege; provided, however, that if such pro rata allocation results in any Rights Holder being allocated a greater number of Excess Underlying Preferred Shares than such Holder subscribed for pursuant to the exercise of the Oversubscription Privilege, then each Rights Holder will be allocated only that number of Excess Underlying Preferred Shares for which such holder oversubscribed, and the remaining Excess Underlying Preferred Shares will be allocated among all other Rights Holders exercising the

Oversubscription Privilege on the same pro rata basis as described above. The Subscription Price is payable in cash. See "The Rights Offering" in the Prospectus. The Rights will expire at 5:00 p.m. California time on ________________, unless extended by the Company to a time not later than 5:00 p.m., California time, on ________________ (in either case, the "Expiration Time"). The number of Rights to which you are entitled is printed on the face of your Subscription Right Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate form or forms on the reverse side of your Subscription Right Certificate and returning the Subscription Right Certificate to the Subscription Agent in the envelope provided.

          YOUR SUBSCRIPTION RIGHT CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AND PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY UNCERTIFIED CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, AT OR BEFORE 5:00 P.M. CALIFORNIA TIME, ON ________________________. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

          1.   SUBSCRIPTION PRIVILEGES.

               TO EXERCISE RIGHTS. To exercise your Rights, complete Form 1 of your Subscription Right Certificate and send to the Subscription Agent your properly completed and executed Subscription Right Certificate together with payment in full of the Subscription Price for each Underlying Preferred Share subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege. Payment of the Subscription Price must be made for the full number of Underlying Preferred Shares being subscribed for (a) by check or bank draft drawn upon a U.S. bank, or postal, telegraphic or express money order, in each case, payable to U.S. Stock Transfer Corporation, as Subscription Agent, or (b) by wire transfer of funds to the account maintained by the Subscription Agent for such purpose of accepting subscriptions at First Professional Bank NA, ABA No. 122239335, National Mercantile Bancorp Account No. 004-082578. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank, or of any postal, telegraphic or express money order or (iii) receipt of collected funds in the Subscription Agent's account designated above. IF PAYING BY UNCERTIFIED
CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST FIVE
BUSINESS DAYS TO CLEAR. ACCORDINGLY, RIGHTS HOLDERS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION TIME TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BEFORE THE EXPIRATION TIME AND ARE URGED TO CONSIDER, IN THE ALTERNATIVE, PAYMENT BY MEANS OF CERTIFIED CHECK, BANK DRAFT, MONEY ORDER OR WIRE TRANSFER OF FUNDS.

          If you exercise less than all of the Rights evidenced by your Subscription Right Certificate by so indicating on Form 1 of your Subscription Right Certificate, the Subscription Agent will issue to you a new Subscription Right Certificate representing the remaining Rights. If no indication is made, the Subscription Agent will issue to you a new Subscription Right Certificate evidencing the unexercised Rights. If you choose, however, to have a new Subscription Right Certificate sent to you, any such new Subscription Right Certificate may not be received in sufficient time to permit you or the designated transferee to sell or exercise the Rights evidenced thereby. Moreover, a new Subscription Right Certificate will be issued to a submitting Rights Holder upon the partial exercise only if the Subscription Agent received a properly endorsed Subscription Right Certificate no later than 5:00 p.m., California time, on _______________. After such time and date, no new Subscription Right Certificates will be issued. A new Subscription Right Certificate will be sent by first class mail to the submitting Rights Holder only if the Subscription Agent receives the properly completed Subscription Right Certificate by 5:00 p.m California time, on _________________. Unless the submitting Rights Holder makes other arrangements with the Subscription Agent, a new Subscription Right Certificate issued after 5 p.m. California time on _________________ will be held for pick-up by the Submitting Rights Holder, at the Subscription Agent's hand delivery address provided in paragraph 2 below. All deliveries of newly issued Subscription Right Certificates will be at the risk of the submitting Rights Holder.

         If you have not indicated the number of Rights being exercised, or if you have not forwarded full payment of the Subscription Price for the number of Rights that you have indicated are being exercised, then you will be deemed to have exercised the Basic Subscription Privilege with respect to the maximum number of Rights which may be exercised for the aggregate payment delivered by you and, to the extent that the aggregate payment delivered by you exceeds the product of the Subscription Price multiplied by the number of Rights evidenced by the Subscription Right Certificate(s) delivered by you (such excess being the "Subscription Excess"), you will be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of whole Excess Underlying Preferred Shares equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price and any amount remaining after such division shall be returned to you.

          TO EXERCISE RIGHTS THROUGH A NOMINEE. If you wish to have your bank, broker or other nominee exercise some or all of your Rights, you must complete Forms 1 and 2 of your Subscription Right Certificate, providing clear direction as to how many Rights are to be exercised and what action a should be taken in regards to any unexercised Rights. Banks, brokers and other nominees who exercise the Oversubscription Privilege on behalf of the beneficial owners of Rights will be required to certify to the Subscription Agent and the Company, by delivery to the Subscription Agent of a Nominee Holder Oversubscription Certification in the form available from the Subscription Agent or the Information Agent, the aggregate number of Rights as to which the Oversubscription Privilege are being exercised and the number of Underlying Preferred Shares thereby subscribed for by each beneficial owner of Rights on whose behalf such nominee holder is acting.

          TO EXERCISE RIGHTS IF SUBSCRIPTION RIGHT CERTIFICATE MIGHT NOT PROPERLY REACH THE SUBSCRIPTION AGENT PRIOR TO THE EXPIRATION TIME. You may cause a written guarantee substantially in the form of Exhibit A to these Instructions (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"), to be received by the Subscription Agent at or prior to the Expiration Time; payment in full of the applicable Subscription Price may be made separately as long as said payment also is received by the Subscription Agent at or prior to the Expiration Time. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your Subscription Right Certificate and the number of Underlying Preferred Shares being subscribed for pursuant to the Basic Subscription Privilege and being subscribed for, if any, pursuant to the Oversubscription Privilege, and the Eligible Institution must guarantee the delivery to the Subscription Agent of your properly completed and executed Subscription Right Certificate(s) evidencing those Rights within two (2) business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, your Subscription Right Certificate(s) must be received by the Subscription Agent within two (2) business days following the date of the Notice of Guaranteed Delivery relating thereto. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent.

          LIMITATION ON SUBSCRIPTION PRIVILEGES. The Company will not be required to issue Underlying Preferred Shares pursuant to the Offering to any Rights Holder who, in the Company's sole judgment and discretion, is required to obtain prior clearance, approval or nondisapproval from any state or Federal bank regulatory authority to own or control such shares unless, prior to the Expiration Time, evidence of such clearance, approval or nondisapproval has been provided to the Company. Further, the Company will not be required to issue to any Rights Holder, if in the sole judgment and discretion of the Company, such action is necessary to reduce the risk that certain tax benefits will be subject to the limitations under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") or to reduce the risk of any other adverse tax consequence to the Company. If the Company elects not to issue shares in such case, such shares will become available to satisfy subscriptions pursuant to the Basic Subscription Privilege, to the Private Purchasers (as defined in the Prospectus) pursuant to the Oversubscription Privilege or to Standby Purchasers (as defined in the Prospectus). See "The Rights Offering -- Limitations -- Tax Limitation" and
"The Rights Offering -- Limitations -- Regulatory Limitation" in the Prospectus.

          2. THE SUBSCRIPTION AGENT AND THE INFORMATION AGENT. The address and telephone and telecopier numbers of the Subscription Agent are as follow:

                         U.S. STOCK TRANSFER CORPORATION
                              General Information:
                                 (805) 835-8778

     By Mail:                               By Hand or Overnight Courier:
     U.S. Stock Transfer Corporation        U.S. Stock Transfer Corporation
     1745 Gardena Avenue, Suite 200         1745 Gardena Avenue, Suite 200
     Glendale, CA 91204                     Glendale, CA 91204


                             Facsimile Transmission
                            Fax Number (818) 502-0674

   The address and telephone number of the Information Agent are as follows:

                               KISSEL BLAKE INC.
                                110 Wall Street
                            New York, New York 10005
                           (800) 554-7733 (toll free)
                         (212) 344-6733 (call collect)
                               Banks and Brokers
                              Call (212) 344-6733


          3. ISSUANCE AND DELIVERY OF STOCK CERTIFICATES, ETC. The following issuances, deliveries and payments will be made to you at the address shown on the face of your Subscription Right Certificate unless you provide special payment, issuance or delivery instructions to the contrary by completing the applicable part of Form 3 of your Subscription Right Certificate. See "The Rights Offering - Subscription Privileges" in the Prospectus.

               BASIC SUBSCRIPTION PRIVILEGE. As soon as practicable after the Experation Time and after all prorations and possible reductions contemplated by the terms of the Offering have been effected, the Subscription Agent will issue and mail in accordance with the instruction of the exercising Rights Holder, a certificate representing Underlying Preferred Shares purchased pursuant to the Basic Subscription Privilege. See "The Rights Offering - Subscription Privileges" in the Prospectus.

               OVERSUBSCRIPTION PRIVILEGE. As soon as practicable after the Expiration Time and after all prorations and possible reductions contemplated by the terms of the Offering have been effected, the Subscription Agent will issue and mail to each Rights Holder who validly exercises the Oversubscription Privilege a certificate representing Excess Underlying Preferred Shares purchased pursuant to the Oversubscription Privilege. See "The Rights
Offering - Subscription Privileges" in the Prospectus.

               REFUNDING OF EXCESS PAYMENTS. As soon as practicable after the Expiration Time and after all prorations and possible reductions contemplated by the terms of the

Offering have been effected, the Subscription Agent will return by mail, without interest or deduction, to each Rights Holder exercising the Oversubscription Privilege any excess funds received in payment of the Subscription Price for Underlying Preferred Shares that were subscribed for by such Rights Holder but not allocated to such Rights Holder pursuant to the Oversubscription Privilege.

          4. DIVIDING SUBSCRIPTION RIGHT CERTIFICATES. The Subscription Right Certificates may not be divided.

          5.   SIGNATURES.

               EXECUTION BY RIGHTS HOLDER. The signature on the Subscription Right Certificate must correspond with the name of the Rights Holder exactly as it appears on the face of the Subscription Right Certificate without any alteration or change whatsoever. Persons who sign the Subscription Right Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

               EXECUTION BY PERSON OTHER THAN RIGHTS HOLDER. If the Subscription Right Certificate is executed by a person other than the Rights Holder named on the face of the Subscription Right Certificate, proper evidence of authority of the person executing the Subscription Right Certificate must accompany the same unless, for good cause, the Company dispenses with proof of authority.

               SIGNATURE GUARANTEES. Unless your Subscription Right Certificate
(i) provides that the Underlying Preferred Shares to be issued pursuant to the exercise of the Rights represented thereby are to be issued to you or
(ii) is submitted for the account of an Eligible Institution (as defined in paragraph 1), your signature on each Subscription Right Certificate must be guaranteed by an Eligible Guarantor Institution (as defined in Rule 17Ad-15(a)
(2) of the Securities Exchange Act of 1934, as amended).

          6.   METHOD OF DELIVERY.

               The method of delivery of Subscription Right Certificates and payment of the Subscription Price to the Subscription Agent will be at your election and risk, but, if sent by mail, you are urged to send such materials by registered mail, properly insured, with return receipt requested, and are urged to allow a sufficient number of days to ensure delivery to the Subscription Agent and, if you are paying by uncertified check, the clearance of payment of the Subscription Price prior to the Expiration Time. Because uncertified checks may take at least five business days to clear, you are strongly urged to consider payment by means of certified check, cashier's check, money order or wire transfer.

          7. SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH THE DEPOSITORY TRUST COMPANY.

               In the case of Rights that are held of record through The Depository Trust Company ("DTC"), exercises of the Basic Subscription Privilege (but not the Oversubscription Privilege) may be effected by instructing DTC to transfer Rights (such Rights being "DTC Rights") from the DTC account of the Rights Holder to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each Underlying Preferred Share subscribed for pursuant to the Basic Subscription Privilege. THE OVERSUBSCRIPTION PRIVILEGE IN RESPECT OF DTC RIGHTS MAY NOT BE EXERCISED THROUGH DTC. The holder of DTC Rights may exercise the Oversubscription Privilege in respect thereof by properly executing and delivering to the Subscription Agent, at or prior to the Expiration Time, a DTC Participant Oversubscription Exercise Form, in the form available from the Information Agent or the Subscription Agent, together with payment of the appropriate Subscription Price for the number of Excess Underlying Shares for which the Oversubscription Privilege is exercised.

               If a notice of Guaranteed Delivery relates to Rights with respect to which exercise of the Basic Subscription Privilege will be made through DTC and such Notice of Guaranteed Delivery also relates to the exercise of the Oversubscription Privilege, a DTC Participant Oversubscription Exercise Form also must be received by the Subscription Agent in respect of such exercise of the Oversubscription Privilege at or prior to the Expiration Time.

          8.   SUBSTITUTE FORM W-9.

               Each Rights Holder who elects to exercise Rights should provide the Subscription Agent with a correct Taxpayer Identification Number on the Substitute Form W-9 attached to the Subscription Right Certificate. Additional copies of Substitute Form W-9 may be obtained upon request from the Information Agent or Subscription Agent. Failure to provide the information on the Substitute Form W-9 may subject such Rights Holder to a $50 penalty and to a 31% Federal income tax withholding with respect to (i) dividends that may be paid by the Company on shares of Common Stock purchased upon the exercise of Rights (for those Rights Holders exercising Rights) or (ii) funds to be remitted to Rights Holders in respect of Rights sold by the Subscription Agent (for those Rights Holders electing to have the Subscription Agent sell their Rights). For more information see "Important Tax Information" attached as Exhibit B hereto.

          9.   TRANSFER TAXES.

               All commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the Rights Holder, and none of such commissions, fees or expenses will be paid by the Company or the Subscription Agent.

          10.  IRREGULARITIES.

               All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations will be final and binding. The Company, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscription Right Certificates will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Company determines, in its sole discretion. Neither the Company nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Right Certificates or incur any liability for failure to give such notification. The Company reserves the right to reject any exercise if such exercise is not in accordance with the terms of the Offering or not in proper form or if the acceptance thereof or the issuance of the shares of Preferred Stock pursuant thereto could be deemed unlawful.

                            EXHIBIT A TO INSTRUCTIONS
                          NOTICE OF GUARANTEED DELIVERY
                      FOR SUBSCRIPTION RIGHTS CERTIFICATES
                      ISSUED BY NATIONAL MERCANTILE BANCORP


          This form, or one substantially equivalent hereto, must be used to exercise Rights pursuant to the Rights Offering described in the Prospectus dated ______________________ (the "Prospectus") of National Mercantile Bancorp, a California corporation (the "Company"), if a holder of Rights cannot deliver the Subscription Right Certificate(s) evidencing the Rights (the "Subscription Right Certificate(s)"), to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m. California time on ___________, 1997, unless extended by the Company to a time not later than 5:00 p.m., California time, on ____________, 1997 (in either case, the "Expiration Time"). Such form must be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent, and must be received by the Subscription Agent at or prior to the Expiration Time. Properly completed and executed Subscription Right Certificate(s) relating to this Notice of Guaranteed Delivery must be received by the Subscription Agent within two (2) business days following the date of this Notice of Guaranteed Delivery. See "The
Rights Offering -- Exercise of Rights" in the Prospectus. Payment of the Subscription Price of $1.10 per share for each Underlying Preferred Share subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent in the manner specified in the Instructions as to Use of Subscription Right Certificates at or prior to the Expiration Time even if the Subscription Right Certificate evidencing such Right is being delivered pursuant to the procedure for guaranteed delivery thereof.

                          THE SUBSCRIPTION AGENT IS:
                         U.S. STOCK TRANSFER CORPORATION
                               General Information
                                 (800) 835-8778

                                    Facsimile Transmission                By Hand or
      If by Mail:                        Copy Number:                 Overnight Courier:

U.S. TRANSFER CORP.                     (818) 502-0674           U.S. TRANSFER CORP.
1745 Gardena Avenue, Suite 200                                  1745 Gardena Avenue, Suite 200
Glendale, Ca 91204                                              Glendale, CA 91204

          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN THAT SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

          Ladies and Gentlemen:

          The undersigned represents that he or she is the holder of Subscription Right Certificate(s) representing __________ Rights and that such Subscription Right Certificate(s) cannot be delivered to the Subscription Agent at or before 5:00 p.m., California time on _____________, 1997, or such later time to which the Rights Offering has been extended by the Company to a time not later than 5:00 p.m., California time, on _____________, 1997 (in either case, the "Expiration Time"). Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) the Basic Subscription Privilege to subscribe for
1.624 shares of Preferred Stock per Right with respect to Rights represented by such Subscription Right Certificate and (ii) the Oversubscription Privilege, to the extent that Excess Underlying Preferred Shares (as defined in the Prospectus) are available therefor, for an aggregate of up to __________
Excess Underlying Preferred Shares. The undersigned understands that payment of the Subscription Price of $1.10 per share for each share of Preferred
Stock subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent at or before the Expiration Time, and represents that such payment, in the aggregate amount of $__________, either (check appropriate box(es)):

[_]      Wire transfer of funds directed to U.S. Stock Transfer Corporation

         Name of transferor institution _________________________________
         Date of transfer _____________________________________________
         Federal Reference number ____________________________________

[_] Uncertified check payable to U.S. Stock Transfer Corporation (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Rights holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

[_]      Certified check payable to U.S. Stock Transfer Corporation

[_]      Draft payable to U.S. Stock Transfer Corporation

[_]      Money order payable to U.S. Stock Transfer Corporation.


Signature(s)                             Address
            ---------------------------         --------------------------------


            ---------------------------         --------------------------------

Name(s)
       --------------------------------         --------------------------------
             Please Type or Print                     (Include Zip Code)

---------------------------------------         --------------------------------
                                                Area Code and Tel. No(s).
                                                                         -------
---------------------------------------

                                                --------------------------------

(If signature is by a trustee(s),
executor(s), administrator(s),
guardian(s), attorney(s)-in-fact,          Subscription Right Certificate
agent(s), officer(s), of a corporation     No(s). (if available)
or another acting in a fiduciary or                             ---------------
representative capacity, such capacity
must be clearly indicated above.)



--------------------------------------------------------------------------------
                              GUARANTEE OF DELIVERY
     (Not to Be Used for Subscription Right Certificate Signature Guarantee)

The Undersigned, a member firm or a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Right Certificate(s) representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, all within two
(2) business days after the date hereof.

                                      Dated:                            , 19
------------------------------------       -----------------------------    ----
             (Name of Firm)
                                      Address:
------------------------------------          ----------------------------------
         (Authorized Signature)

------------------------------------  ------------------------------------------
                (Name)                             (Include Zip Code)


------------------------------------  ------------------------------------------
                (Title)                    (Area Code and Telephone Number)


The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Right Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in financial loss to such institution.
--------------------------------------------------------------------------------

                                    EXHIBIT B
                                 TO INSTRUCTIONS
                            IMPORTANT TAX INFORMATION


          Under the U.S. Federal income tax law, dividend payments that may be made by the Company on shares of Preferred Stock issued upon the exercise of Rights may be subject to backup withholding, and each Rights Holder who exercises Rights should provide the Subscription Agent (as the Company's agent, in respect of exercised Rights, with such Rights Holders' correct taxpayer identification number on the Substitute Form W-9 attached to the Subscription Right Certificate. If such Rights Holder is an individual, the taxpayer identification number is his or her social security number. If the Subscription Agent is not provided with the correct taxpayer identification number in connection with such payments, the Rights Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Exempt Rights Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In general, for a foreign individual to qualify as an exempt recipient, the Rights Holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Subscription Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If backup withholding applies, the Company or the Subscription Agent, as the case may be, will be required to withhold 31% of any such payments made to the Rights Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

          PURPOSE OF SUBSTITUTE FORM W-9

          To prevent backup withholding, the Rights Holder is required to notify the Subscription Agent of his or her correct taxpayer identification number by completing the Substitute Form W-9 included as a part of the Subscription Right Certificate certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Rights Holder is awaiting a taxpayer identification number).

          WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

          The Rights Holder is required to furnish the Subscription Agent such Rights Holder's social security number or employer identification number. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

          Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens:
I.E., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: I.E., 00-0000000. The table below will help you determine the number to give the payer.

============================================================================================================================
                                                                                       Give the name and
                                                                                       SOCIAL SECURITY
                 For this type of account                                                 number of:

1.       Individual                                                The individual
----------------------------------------------------------------------------------------------------------------------------
2.       a.  Two or more individuals (joint account)               The actual owner of the account or, if combined funds,
                                                                   the first individual on the account(1)
----------------------------------------------------------------------------------------------------------------------------
3.       Custodian account number of a minor (Uniform Gift         The minor(2)
         to Minors Act)
----------------------------------------------------------------------------------------------------------------------------
4.       a.  The usual revocable savings trust (grantor is         The grantor-trustee(1)
             also trustee)
         b.  The so-called trust account that is not a legal       The actual owner(1)
             or valid trust under State law
----------------------------------------------------------------------------------------------------------------------------
5.       Sole proprietorship                                       The owner(3)

============================================================================================================================
                                                                                       Give the name and
                                                                                    EMPLOYER IDENTIFICATION
                 For this type of account:                                                number of:

============================================================================================================================
6.       A valid trust, estate or pension trust                    Legal entity (do not furnish the identification number of
                                                                   the personal representative or trustee unless the legal
                                                                   entity itself is not designated in the account title)(4)
----------------------------------------------------------------------------------------------------------------------------
7.       Corporation                                               The corporation
----------------------------------------------------------------------------------------------------------------------------
8.       Association, club, religious, charitable, educational     The organization
         or other tax-exempt organization
----------------------------------------------------------------------------------------------------------------------------
9.       Partnership                                               The partnership
----------------------------------------------------------------------------------------------------------------------------
10.      A broker or registered nominee                            The broker or nominee
----------------------------------------------------------------------------------------------------------------------------
11.      Account with the Department of Agriculture in the         The public entity
         name of a  public  entity  (such  as a State  or
         local  government,  school district, or prison)
         that receives agricultural program payments.
============================================================================================================================

(1)     List first and circle the name of the person whose number you furnish.
(2)     Circle the minor's name and furnish the minor's social security number.
(3)     Show the name of the owner. You may also use an Employer Identification Number.
(4)     List first and circle the name of legal trust, estate or pension trust.
NOTE:     If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.



OBTAINING A NUMBER

          If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or SS-4, Application for Employer Identification Number, at your local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

          Payees specifically exempted from backup withholding on ALL payments include the following:

 .       A corporation
 .       A financial institution
 .       An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7)
 .       The United States or any agency or instrumentality thereof
 .       A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
 .       A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof
 .       An international organization or any agency or instrumentality thereof
 .       A dealer in securities or commodities registered in the United States or a possession of the United States
 .       A real estate investment trust
 .       A common trust fund operated by a bank under section 584(a)
 .       An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
 .       An entity registered at all times under the Investment Company Act of
        1940
 .       A foreign central bank of issue Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
 .       Payments to nonresident aliens subject to withholding under section 1441
 .       Payments to partnerships not engaged in a trade or business in the
        United States and which have at least one nonresident partner
 .       Payments or patronage dividends where the amount received is not paid in money
 .       Payments made by certain foreign organizations
 .       Payments made to a nominee

Payments of interest not generally subject to backup withholding include the following:

 .       Payments of tax-exempt interest (including exempt-interest dividends under section 852)
 .       Payments described in section 6049(b)(5) to nonresident aliens
 .       Payments made by certain foreign organizations
 .       Payments made to a nominee

Exempt payers described above should file the Substitute Form W-9 attached to the Subscription Right Certificate to avoid erroneous backup withholding. FILE THE FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.


          Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

PRIVACY ACT NOTICE

          Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number.

PENALTIES

          (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

          (2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

          (3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

           FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE
                            INTERNAL REVENUE SERVICE